SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  March 5, 2003

EarthShell Corporation

(Exact name of registrant as specified in charter)

Delaware	333-13287	77-0322379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

800 Miramonte Drive Santa Barbara, California 93109	90245
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code          (805) 897-2248

(Former name or former address, if changed since last report)

Item 5.  Other Events.

Loan and Securities Purchase Agreement

                As of March 5, 2003 (the “Closing Date”), the Registrant entered into a Loan and Securities Purchase Agreement, attached hereto as Exhibit 4.1 and incorporated herein by reference (the “Loan and Purchase Agreement”), with the investors signatory thereto (the “Investors”), whereby the Registrant issued and sold, for aggregate consideration of $10,550,000, to the Investors 5,000,000 shares of the Registrant’s common stock and secured convertible debentures (“Debentures”) in the aggregate principal amount of $10,550,000.

                The Registrant also issued to the lead purchaser under the Loan and Purchase Agreement 650,000 shares of common stock, and agreed to pay the lead purchaser $30,000 in cash for reimbursement of expenses incurred in connection with the negotiation of the transactions contemplated by the Loan and Purchase Agreement.  EarthShell has previously paid the lead purchaser $30,000 for its legal fees and expenses incurred in connection with the preparation and negotiation of the Loan and Purchase Agreement.

                Each of the Investors has agreed that, during the six month period immediately following the Closing Date, it will not sell, assign or transfer its portion of the shares of common stock issued pursuant to the Loan and Purchase Agreement; provided that one-sixth of each Investor’s shares issued at closing will be released from this lock-up provision in each month following the Closing Date on a cumulative basis.

                The Debentures, a form of which is attached hereto as Exhibit 4.2, are due March 5, 2006, bear interest at the rate of 2% per annum and are convertible by the holders thereof into shares of EarthShell common stock at an initial conversion price of $0.50 per share.  The conversion price is subject to adjustment on the terms and conditions set forth in the Debentures.

                The Registrant’s obligations under the Debentures are secured by a first priority security interest in, first lien upon, and a right of set-off against all of the Registrant’s right, title and interest in and to the Registrant’s rights to the License Agreement (the “License Agreement”) between the Registrant and E. Khashoggi Industries, LLC (“EKI”) and all of the Registrant’s rights to the intellectual property and other rights that are the subject of the License Agreement, including, without limitation, the Registrant’s rights to use and sublicense the intellectual property licensed thereunder, as well as the license fees and royalties due to the Registrant arising under the License Agreement.  The security interest is granted pursuant to an Intellectual Property Security Agreement, dated as of March 5, 2003, among the Registrant, EKI and the Investors, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference (the “Security Agreement”).

                The Registrant's use of the proceeds of the sale of the Debentures is subject to a number of restrictions, including a restriction not to use more than $4 million of such proceeds to pay existing accounts payable.

                The Debentures, the shares of common stock issuable upon conversion of the Debentures, and the shares of common stock sold to the Investors under the Loan and Purchase Agreement were issued under the Registrant’s shelf registration statement, as amended (registration number 333-76092), which was declared effective by the Securities and Exchange Commission on January 7, 2002.

                Pursuant to an Engagement Letter with Roth Capital Partners, LLC, dated September 17, 2002, as amended November 1, 2002, as further amended February 14, 2003, the Registrant has agreed to pay a placement fee in the amount of $ 791,250 and to issue warrants to Roth Capital to purchase an amount equal to 10% of the securities sold under the Loan and Purchase Agreement with a 3-year term and a strike price equal to 120% of the price at which the securities were sold.

Previous Debentures

                The Registrant has also agreed to prepay $5.2 million of the Secured Convertible Debentures due August 12, 2007 issued pursuant to a Securities Purchase Agreement dated as of August 12, 2002 (the “Previous Debenture Purchase Agreement”), in the original aggregate principal amount of $10,000,000 (the “Previous Debentures”).  The terms of the Previous Debentures provide that the Registrant must pay a pre-prepayment penalty equal to 4% of the amount being prepaid, or $208,000.

                Further, the holders of the Previous Debentures and  the Registrant have agreed to amend the terms of the Previous Debentures and the warrants issued pursuant to the Previous Debenture Purchase Agreement in order to modify the anti-dilution provisions contained therein.  To that end, the Registrant has entered into a Waiver and Amendment to Debentures and Warrants, a copy of which is attached hereto as Exhibit 4.4 and incorporated by reference (the “Waiver and Amendment”).  The terms of the Waiver and Amendment require the Registrant to issue to the holders of the Previous Debentures an aggregate of 625,000 shares of common stock as additional interest under the Previous Debentures, and require the Registrant to pay to one of the holders an additional $80,000 as additional interest.

                The Registrant has also entered into a Second Amendment to Securities Purchase Agreement and Warrants, dated February 24, 2003 with the holders of the Previous Debentures, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference (the “Second Amendment”) whereby the parties agreed to amend the terms of the Previous Debentures and the warrants issued under the Previous Debenture Purchase Agreement so as to limit the aggregate number of shares of common stock that may be issued upon conversion of the Debentures and exercise of such warrants to 27,429,883, unless the Registrant obtains stockholder approval to issue shares in excess of that number.

Exchange Offer

                One of the holders of the Previous Debentures transferred $2 million aggregate principal amount of the Previous Debenture held by it to an institutional investor.  The Registrant has agreed with the institutional investor, pursuant to an Exchange Agreement dated as of March 5, 2003 (the “Exchange Agreement”), to exchange such aggregate principal amount of $2 million of Previous Debentures for new debentures in equal aggregate principal amount and 947,867 shares of common stock.  The transaction resulted in the release to the Registrant of $2 million which previously had been restricted.  The institutional investor has agreed not to sell, assign or transfer these shares for six months, provided that one-sixth of these shares will be released from this restriction in each month on a cumulative basis.  The new debentures will have terms equivalent to the terms of the Debentures issued pursuant to the Loan and Purchase Agreement.  A copy of the Exchange Agreement is attached hereto as Exhibit 4.6 and incorporated herein by reference.

                The foregoing description is qualified in its entirety by the Loan and Purchase Agreement, the form of Debenture, the Security Agreement, the Amendment and Waiver, the Second Amendment and the Exchange Agreement, each of which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 5.

Amendment to Loan Agreement

                The Registrant and EKI have also entered into an amendment to Loan Agreement dated September 9, 2002 (a copy of which is filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2002).  The terms of this amendment eliminate the ability of EKI to convert the loans extended under the Loan Agreement into shares of common stock.  In consideration for entering into the Amendment, the Registrant has agreed to grant EKI a warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.50 per share.

Move to Nasdaq SmallCap Market

                The Registrant has also concluded its discussions with Nasdaq.  The Registrant’s common stock will, effective at the open of business on March 5, 2003, be listed on The Nasdaq SmallCap Market and will continue to trade under the same symbol, ERTH.  The Registrant will have until August 18, 2003 to satisfy the $1.00 bid price requirement for continued inclusion in The Nasdaq SmallCap Market.

Press Release

                The Registrant issued a press release on March 5, 2003 to announce, among other things, that it had entered into the Loan and Purchase Agreement.  The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information Exhibits.

(c)           Exhibits:

4.1                                 Loan and Securities Purchase Agreement dated as of March 5, 2003 between EarthShell Corporation and the investors signatory thereto.

4.2                                 Form of Secured Convertible Debenture due March 5, 2006.

4.3                                 Intellectual Property Security Agreement dated as of March 5, 2003 among EarthShell Corporation, E. Khashoggi Industries, LLC and the investors signatory thereto.

4.4                                 Waiver and Amendment to Debentures and Warrants dated as of March 5, 2003 among EarthShell Corporation and the purchasers identified on the signature pages thereto.

4.5                               Second Amendment to Securities Purchase Agreement and Warrants, dated February 24, 2003 among EarthShell Corporation and the purchasers identified on the signature pages thereto.

4.6                                 Exchange Agreement dated as of March 5, 2003 between EarthShell Corporation and the institutional investor signatory thereto.

99.1                           Press Release of the Registrant dated March 5, 2003, announcing that the Registrant has secured $12.35 million convertible debenture financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2003

EARTHSHELL CORPORATION

By:	/s/ D. Scott Houston
	Name:	D. Scott Houston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
4.1	Loan and Securities Purchase Agreement dated as of March 5, 2003 between EarthShell Corporation and the investors signatory thereto	Filed electronically herewith
4.2	Form of Secured Convertible Debenture due March 5, 2006	Filed electronically herewith
4.3	Intellectual Property Security Agreement dated as of March 5, 2003 among EarthShell Corporation, E. Khashoggi Industries, LLC and the investors signatory thereto	Filed electronically herewith
4.4	Waiver and Amendment to Debentures and Warrants dated as of March 5, 2003 among EarthShell Corporation and the purchasers identified on the signature pages thereto	Filed electronically herewith
4.5	Second Amendment to Securities Purchase Agreement and Warrants, dated February 24, 2003 among EarthShell Corporation and the purchasers identified on the signature pages thereto	Filed electronically herewith
4.6	Exchange Agreement dated as of March 5, 2003 between EarthShell Corporation and the institutional investor signatory thereto	Filed electronically herewith
99.1	Press Release of the Registrant dated March 5, 2003, announcing that the Registrant has secured $12.35 million convertible debenture financing.	Filed electronically herewith